RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of the Company's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-6088	FAX: (202) 208-2106

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2014

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Bob Stump	Rep.	Term ends 01/2017
	Commissioner Susan Bitter Smith	Rep.	Term ends 01/2017
	Commissioner Bob Burns	Rep.	Term ends 01/2017
	Commissioner Brenda Burns	Rep.	Term ends 01/2015
	Commissioner Gary Pierce	Rep.	Term ends 01/2015
Executive Director Jodi Jerich
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael R. Peevey	Dem.	Term ends 12/31/2014
	Commissioner Michel P. Florio	Dem.	Term ends 01/01/2017
	Commissioner Carla J. Peterman	Dem.	Term ends 12/31/2018
	Commissioner Catherine J. K. Sandoval	Dem.	Term ends 01/01/2017
	Commissioner Michael Picker	Dem.	Term ends 01/01/2020
Executive Director Paul Clanon
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Alaina Burtenshaw	Dem.	Term ends 09/30/2017
	Commissioner David Noble	Ind.	Term ends 09/30/2016
	Commissioner Rebecca Wagner	Rep.	Term ends 09/30/2015
Executive Director Crystal Jackson
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Acting Chairman Cheryl A. LaFleur	Dem.	Term ends 06/30/2014
	Commissioner Tony Clark	Rep.	Term ends 06/30/2016
	Commissioner Philip D. Moeller	Rep.	Term ends 06/30/2015
	Commissioner John R. Norris	Dem.	Term ends 06/30/2017
Secretary Kimberly D. Bose

SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL		RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF		RETURN ON		COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN		COMMON EQUITY		EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm)	AMOUNTS	GRANTED		GRANTED		RATIO
NEVADA
Docket No. 09-04003 (NNV)	GRC	11/30/08	04/03/09	11/01/09	1.3	(0.5)	NM	8.29		10.15		47.09
Docket No. 09-04003 (SNV)	GRC	11/30/08	04/03/09	11/01/09	26.6	17.6	66	7.40		10.15		47.09
Docket No. 09-06016 (SNV)	VIER		06/15/09	11/01/09	(1.5)	(1.5)	100	7.40		10.15		47.09
Docket No. 10-06008 (SNV)	VIER		06/04/10	11/01/10	(1.1)	(1.1)	100	7.25		10.15		47.09
Docket No. 11-06003 (SNV)	VIER		06/03/11	11/01/11	1.9	1.9	100	7.26		10.15		47.09
Docket No. 12-04005 (NNV) [2]	GRC	11/30/11	04/04/12	04/09/13	2.0	0.7	34	7.88		9.30		59.06
Docket No. 12-04005 (SNV) [2]	GRC	11/30/11	04/04/12	04/09/13	24.9	6.7	27	6.56		10.00		42.74
Docket No. 13-06006 (SNV)	VIER		06/04/13	01/01/14	(0.1)	(0.1)	100	6.52		10.00		42.74
ARIZONA
Docket No. G-0155A-07-0504	GRC	04/30/07	08/31/07	12/01/08	49.3	33.5	68	8.86		10.00		43.44
Docket No. G-0155A-10-0458	GRC	06/30/10	11/12/10	01/01/12	73.2	52.6	72	8.95		9.50		52.30
CALIFORNIA
Advice Letter No. 722 (SCA)	Attrition		11/01/04	01/01/05	1.6	1.6	100	8.74		10.38		42.00
Advice Letter No. 722 (NCA)	Attrition		11/01/04	01/01/05	0.3	0.3	100	8.74		10.38		42.00
Advice Letter No. 747-A (SCA)	Attrition		11/23/05	04/13/06	3.4	2.2	65	8.74		10.38		42.00
Advice Letter No. 747-A (NCA)	Attrition		11/23/05	04/13/06	1.1	0.8	72	8.74		10.38		42.00
Advice Letter No. 769 (SCA)	Attrition		11/17/06	01/01/07	2.3	2.3	100	8.74		10.38		42.00
Advice Letter No. 769 (NCA)	Attrition		11/17/06	01/01/07	0.4	0.4	100	8.74		10.38		42.00
Advice Letter No. 789 (SCA)	Attrition		11/01/07	01/01/08	1.7	1.7	100	8.74		10.38		42.00
Advice Letter No. 789 (NCA)	Attrition		11/01/07	01/01/08	0.4	0.4	100	8.74		10.38		42.00
Application 07-12-022 (SCA)	GRC	12/31/09	12/21/07	01/01/09	7.1	2.4	34	7.87		10.50		47.00
Application 07-12-022 (NCA/SLT)	GRC	12/31/09	12/21/07	01/01/09	2.0	0.8	39	8.99		10.50		47.00
Advice Letter No. 829 (SCA)	Attrition		10/30/09	01/01/10	1.7	1.7	100	7.87		10.50		47.00
Advice Letter No. 829 (NCA/SLT)	Attrition		10/30/09	01/01/10	1.0	1.0	100	8.99		10.50		47.00
Advice Letter No. 857 (SCA)	Attrition		12/01/10	01/01/11	1.7	1.7	100	7.87		10.50		47.00
Advice Letter No. 857 (NCA/SLT)	Attrition		12/01/10	01/01/11	0.5	0.5	100	8.99		10.50		47.00
Advice Letter No. 877 (SCA)	Attrition		11/22/11	01/01/12	(0.3)	(0.3)	100	6.42		9.88		50.00
Advice Letter No. 877 (NCA/SLT)	Attrition		11/22/11	01/01/12	0.2	0.2	100	8.50		9.88		50.00
Advice Letter No. 904/905 (SCA)	Attrition		11/29/12	01/01/13	1.1	1.1	100	6.10		9.35		50.00
Advice Letter No. 904/905 (NCA/SLT)	Attrition		11/29/12	01/01/13	(0.0)	(0.0)	100	7.77		9.35		50.00
Application 12-12-024 (SCA)	GRC	12/31/14	12/20/12	TBD	5.6	TBD	TBD	TBD		TBD		TBD
Application 12-12-024 (NCA/SLT)	GRC	12/31/14	12/20/12	TBD	6.0	TBD	TBD	TBD		TBD		TBD
FERC
Docket No. RP09-406	GRC	08/31/09	02/27/09	09/01/09	3.9	0.9	22	[3	]	[3	]	[3	]
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	TBD	TBD	TBD		TBD		TBD

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital
[2] Original decision dated November 7, 2012 authorized $1.2 mm in NNV and $5.8 mm in SNV.
[3] Stipulation - Not Identified in Order

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Results of Consolidated Operations
Contribution to net income - gas operations	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747	$72,494	$71,473	$33,670	$48,354
Contribution to net income - construction services	21,151	16,712	20,867	12,495	8,062	7,226	10,752	12,387	10,153	8,421
Net income	$145,320	$133,331	$112,287	$103,877	$87,482	$60,973	$83,246	$83,860	$43,823	$56,775

Basic earnings per share	$3.14	$2.89	$2.45	$2.29	$1.95	$1.40	$1.97	$2.07	$1.15	$1.61
Diluted earnings per share	$3.11	$2.86	$2.43	$2.27	$1.94	$1.39	$1.95	$2.05	$1.14	$1.60

Average outstanding common shares	46,318	46,115	45,858	45,405	44,752	43,476	42,336	40,566	38,132	35,204
Average shares outstanding (assuming dilution)	46,758	46,555	46,291	45,823	45,062	43,775	42,714	40,975	38,467	35,488

Results of Natural Gas Operations
Gas operating revenues	$1,300,154	$1,321,728	$1,403,366	$1,511,907	$1,614,843	$1,791,395	$1,814,766	$1,727,394	$1,455,257	$1,262,052
Net cost of gas sold	436,001	479,602	613,489	736,175	866,630	1,055,977	1,086,194	1,033,988	828,131	645,766
Operating margin	864,153	842,126	789,877	775,732	748,213	735,418	728,572	693,406	627,126	616,286
Operations and maintenance expense	384,914	369,979	358,498	354,943	348,942	338,660	331,208	320,803	314,437	290,800
Depreciation and amortization	193,848	186,035	175,253	170,456	166,850	166,337	157,090	146,654	137,981	130,515
Taxes other than income taxes	45,551	41,728	40,949	38,869	37,318	36,780	37,553	34,994	39,040	37,669
Operating income	239,840	244,384	215,177	211,464	195,103	193,641	202,721	190,955	135,668	157,302
Other income (deductions)	12,261	4,165	(5,404)	4,016	6,590	(13,469)	4,850	10,049	5,087	1,611
Net interest deductions	62,555	66,957	68,777	75,113	74,091	83,096	86,436	85,567	81,595	78,137
Net interest deductions on subordinated debentures	-	-	-	1,912	7,731	7,729	7,727	7,724	7,723	7,724
Income before income taxes	189,546	181,592	140,996	138,455	119,871	89,347	113,408	107,713	51,437	73,052
Income tax expense	65,377	64,973	49,576	47,073	40,451	35,600	40,914	36,240	17,767	24,698
Contribution to consolidated net income	$124,169	$116,619	$91,420	$91,382	$79,420	$53,747	$72,494	$71,473	$33,670	$48,354

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
ASSETS
Net utility plant	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992
Other property and investments	260,871	242,096	192,004	134,648	115,860	124,781	143,097	136,242	118,094	99,879
Restricted cash	-	-	12,785	37,781	49,769	-	-	-	-	-
Current assets	494,672	458,417	461,632	445,894	417,632	438,076	502,459	501,624	542,660	431,993
Deferred charges and other assets	323,523	443,750	390,642	293,434	288,528	274,220	179,332	178,995	78,525	70,252
Total assets	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116
CAPITALIZATION
Common stock equity	$888,507	$876,555	$869,226	$855,114	$839,061	$816,285	$776,755	$741,658	$669,206	$605,070
Accumulated other comprehensive income (loss), net	(41,698)	(50,745)	(49,331)	(30,784)	(22,250)	(19,426)	(12,850)	(13,666)	(41,645)	(10,892)
Retained earnings	567,714	484,369	406,125	343,131	285,316	240,982	219,768	173,433	123,574	111,498
Noncontrolling interest	(2,128)	(1,681)	(989)	(465)	(41)	-	-	-	-	-
Subordinated debentures	-	-	-	-	100,000	100,000	100,000	100,000	100,000	100,000
Long-term debt, less current maturities	1,381,327	1,268,373	930,858	1,124,681	1,169,357	1,185,474	1,266,067	1,286,354	1,224,898	1,162,936
Total capitalization	2,793,722	2,576,871	2,155,889	2,291,677	2,371,443	2,323,315	2,349,740	2,287,779	2,076,033	1,968,612
LIABILITIES
Current maturities of long-term debt	11,105	50,137	322,618	75,080	1,327	7,833	38,079	27,545	83,215	29,821
Current liabilities	423,059	484,992	524,950	521,881	472,903	502,062	489,853	468,519	537,738	453,210
Deferred income taxes and investment tax credits	674,411	616,184	557,118	466,628	436,113	387,539	347,497	308,493	234,739	281,743
Other deferred credits	662,877	759,873	715,432	628,927	624,506	599,635	445,019	392,629	296,701	204,730
Total liabilities	1,771,452	1,911,186	2,120,118	1,692,516	1,534,849	1,497,069	1,320,448	1,197,186	1,152,393	969,504
Total capitalization and liabilities	$4,565,174	$4,488,057	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
From operating activities	$265,290	$344,441	$216,745	$342,522	$371,416	$261,322	$320,594	$253,245	$214,036	$124,135
From investing activities	(304,189)	(296,886)	(289,234)	(178,685)	(265,850)	(237,093)	(306,396)	(277,980)	(254,120)	(272,458)
From financing activities	44,947	(43,453)	(2,327)	(107,779)	(81,744)	(34,704)	(5,347)	15,989	57,763	143,086
Net change in cash	$6,048	$4,102	$(74,816)	$56,058	$23,822	$(10,475)	$8,851	$(8,746)	$17,679	$(5,237)

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Distribution	$4,410,598	$4,224,560	$4,048,078	$3,847,731	$3,716,881	$3,615,253	$3,419,799	$3,153,399	$2,917,959	$2,706,089
General	324,490	310,936	291,639	279,402	270,825	228,282	219,126	219,527	213,906	206,837
Transmission	313,306	301,505	295,103	274,646	271,467	262,271	256,696	243,989	239,872	233,841
Intangible	171,193	150,396	144,135	135,330	127,188	122,227	119,312	117,251	115,893	112,036
Construction work in progress	101,413	74,178	44,894	37,489	45,872	70,041	61,419	78,402	54,287	31,967
Other	33,612	33,014	33,186	33,267	33,376	32,326	30,815	31,136	31,130	31,141
Accumulated depreciation & amortization	(1,868,504)	(1,750,795)	(1,638,091)	(1,535,429)	(1,431,106)	(1,347,093)	(1,261,867)	(1,175,600)	(1,083,900)	(985,919)
Net utility plant	$3,486,108	$3,343,794	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Distribution	$174,129	$166,356	$157,855	$157,220	$159,282	$151,586	$148,130	$142,194	$134,271	$126,396
Administrative and general	131,366	124,874	123,357	120,942	112,526	106,851	101,100	98,363	104,662	90,111
Customer accounts	53,809	55,894	57,414	60,187	60,896	63,788	67,453	67,472	63,715	60,180
Transmission	15,864	14,207	12,353	9,622	9,338	10,172	8,346	8,276	7,515	7,612
Production and storage expenses	5,054	4,500	4,492	4,215	3,985	3,398	3,071	2,927	3,074	5,114
Customer service and informational	4,677	4,142	2,962	2,646	2,484	2,523	2,842	1,285	1,064	1,047
Sales	15	6	65	111	431	342	266	286	136	340
Total operations and maintenance expenses	$384,914	$369,979	$358,498	$354,943	$348,942	$338,660	$331,208	$320,803	$314,437	$290,800

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2013	2012	2011	2010	2009	2008	2007	2006	2005*	2004
Residential	1,824,008	1,796,929	1,780,155	1,758,557	1,744,481	1,738,202	1,732,573	1,704,456	1,635,115	1,537,434
Small commercial	77,848	76,800	76,633	76,746	77,416	78,190	77,970	76,962	75,549	72,953
Large commercial	1,076	1,118	1,433	1,185	1,263	1,314	1,310	1,219	1,222	1,221
Industrial / Other	333	308	320	328	320	343	347	370	386	383
Transportation	812	739	715	643	646	550	594	630	590	665
Total customers	1,904,077	1,875,894	1,859,256	1,837,459	1,824,126	1,818,599	1,812,794	1,783,637	1,712,862	1,612,656

ANNUAL CUSTOMER GROWTH RATE	1.5%	0.9%	1.2%	0.7%	0.3%	0.3%	1.6%	4.1%	6.2%	5.4%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Residential	74,133	65,505	71,877	70,470	66,974	70,499	69,806	67,760	65,047	66,717
Small commercial	29,804	27,067	30,392	30,094	29,423	31,455	31,067	30,986	30,007	30,384
Large commercial	10,276	11,658	11,226	11,183	11,724	12,512	12,756	12,826	11,184	10,490
Industrial / Other	5,021	4,783	5,021	5,892	7,262	9,770	10,353	14,924	15,654	16,386
Transportation	103,792	99,809	94,154	99,860	104,389	116,419	112,842	117,524	127,396	125,827
Total system throughput	223,026	208,822	212,670	217,499	219,772	240,655	236,824	244,020	249,288	249,804

OPERATING MARGIN BY CLASS**	YEAR ENDED DECEMBER 31,
(In thousands)	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Residential	$601,076	$582,619	$549,844	$537,980	$513,299	$503,397	$497,703	$466,990	$422,643	$413,977
Small commercial	133,474	132,964	129,946	127,802	129,103	128,827	129,080	126,020	114,252	114,834
Large commercial	25,171	26,421	20,248	20,936	21,879	22,536	22,483	21,257	17,111	17,399
Industrial / Other	7,735	8,706	8,772	9,515	10,302	12,586	13,852	17,075	15,489	15,043
Transportation	96,697	91,416	81,067	79,499	73,630	68,072	65,454	62,064	57,631	55,033
Total operating margin	$864,153	$842,126	$789,877	$775,732	$748,213	$735,418	$728,572	$693,406	$627,126	$616,286

* Includes 19,000 customers associated with the acquisition of the South Lake Tahoe properties in April 2005.
** Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
High	$56.03	$46.08	$43.20	$37.25	$29.48	$33.29	$39.95	$39.37	$28.07	$26.15
Low	42.02	39.01	32.12	26.28	17.08	21.11	26.45	26.09	23.53	21.50
Close [1]	55.91	42.41	42.49	36.67	28.53	25.22	29.77	38.37	26.40	25.40

	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
COMMON SHARES OUTSTANDING (in thousands) [1]	46,356	46,148	45,956	45,599	45,092	44,192	42,806	41,770	39,328	36,794
DIVIDEND YIELD [1]	2.4%	2.8%	2.5%	2.7%	3.3%	3.6%	2.9%	2.1%	3.1%	3.2%
DIVIDENDS DECLARED PER SHARE [2]	$1.32	$1.18	$1.06	$1.00	$0.95	$0.90	$0.86	$0.82	$0.82	$0.82
PRICE / EARNINGS RATIO [1]	17.81	14.67	17.34	16.01	14.63	18.01	15.11	18.54	22.96	15.78
RETURN ON EQUITY - TOTAL COMPANY [2]	10.6%	10.4%	9.3%	9.1%	8.1%	6.0%	8.8%	10.3%	5.9%	8.5%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	9.6%	9.6%	8.0%	8.5%	7.8%	5.6%	8.1%	9.2%	4.8%	7.6%
BOOK VALUE PER SHARE [1]	$30.51	$28.39	$26.68	$25.60	$24.44	$23.48	$22.98	$21.58	$19.10	$19.18

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Actual	1,918	1,740	2,002	1,998	1,824	1,902	1,850	1,826	1,735	1,953
Ten-year average	1,876	1,866	1,888	1,876	1,882	1,893	1,936	1,961	1,956	1,913

	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,220	2,245	2,298	2,349	2,423	2,447	2,538	2,525	2,590	2,548
CUSTOMERS / EMPLOYEE [1]	858	836	809	782	753	743	714	706	661	633
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$206	$200	$196	$196	$194	$188	$186	$185	$191	$187
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.42	$0.42	$0.58	$0.62	$0.71	$0.84	$0.81	$0.79	$0.71	$0.57
CONSTRUCTION EXPENDITURES (in thousands) [2]	$314,578	$308,951	$305,542	$188,379	$212,919	$279,254	$312,412	$305,914	$258,547	$274,748
[1] At December 31,
[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-13		Twelve Months Ended 12-31-12
Southern Nevada
Commercial	9,043,389	$8,749,240	7,820,854	$8,378,605
Industrial	4,145,612	2,995,081	3,724,069	2,920,092
Power Generation	51,760,302	14,146,474	49,418,614	13,922,930
Southern Nevada Totals	64,949,303	$25,890,795	60,963,537	$25,221,627

Northern Nevada (1)
Commercial	1,542,032	$766,903	1,575,187	$751,408
Industrial	6,180,536	1,717,893	6,158,791	1,997,924
Power Generation	4,453,373	2,523,917	4,805,329	2,669,778
Resale	11,010,976	22,385,439	10,270,375	22,722,529
Northern Nevada Totals	23,186,917	$27,394,152	22,809,682	$28,141,639

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-13		Twelve Months Ended 12-31-12
Southern Arizona
Commercial	974,254	$2,906,744	902,408	$2,406,889
Industrial	461,720	808,394	875,863	1,039,227
Power Generation	1,693,769	3,586,103	1,727,627	3,554,904
Irrigation	815,163	3,146,623	260,008	532,740
Southern Arizona Totals	3,944,906	$10,447,864	3,765,906	$7,533,760

Central Arizona
Commercial	3,738,521	$9,152,385	3,215,738	$7,582,135
Industrial	3,671,297	8,399,715	3,548,257	7,820,972
Power Generation	692,266	1,128,029	789,864	1,268,959
Irrigation	2,445,735	3,889,898	2,273,861	3,697,496
Central Arizona Totals	10,547,819	$22,570,027	9,827,720	$20,369,562

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-13		Twelve Months Ended 12-31-12
Southern California
Commercial	503,238	$727,366	525,603	$663,679
Industrial	157,507	304,678	199,950	218,039
Power Generation	501,907	525,913	1,717,068	1,066,847
Southern California Totals	1,162,652	$1,557,957	2,442,621	$1,948,565

Total Company (1)
Commercial	15,801,434	$22,302,638	14,039,790	$19,782,716
Industrial	14,616,672	14,225,761	14,506,930	13,996,254
Power Generation	59,101,617	21,910,436	58,458,502	22,483,418
Resale	11,010,976	22,385,439	10,270,375	22,722,529
Irrigation	3,260,898	7,036,521	2,533,869	4,230,236
TOTAL COMPANY	103,791,597	$87,860,795	99,809,466	$83,215,153

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.